SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 20, 2002
                                 --------------




                          Coastal Banking Company, Inc.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   South Carolina                333-86371              58-2455445
 -------------------------------------------------------------------------------
   (State or other              (Commission          (I.R.S. Employer
   jurisdiction of              File Number)          Identification No.)
   incorporation)




       36 Sea Island Parkway, Beaufort, South Carolina               29902
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (843) 522-1228
                                                           --------------



                                 Not Applicable
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         The Company and the accounting firm of Tourville, Simpson & Caskey, L.L.P. had a contract under which Tourville, Simpson & Caskey audited the Company's financial statements through the fiscal year ended December 31, 2001. On March 20, 2002, the Company elected not to renew its contract with Tourville, Simpson & Caskey, L.L.P., it dismissed the firm, and the Company retained the firm of Elliot Davis, LLP as its auditors effective as of that date. The decision to change accountants was approved by the audit committee and the board of directors of the Company.

         The reports of Tourville, Simpson & Caskey on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2001 and in the subsequent interim period, there were no disagreements with Tourville, Simpson & Caskey on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Tourville, Simpson & Caskey, would have caused Tourville, Simpson & Caskey to make reference to the matter in their report. During the fiscal year ended December 31, 2001 and in the subsequent interim period through March 20, 2002, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         A copy of the letter from Tourville, Simpson & Caskey stating whether it agrees with the above statements dated March 29, 2002, is filed as Exhibit
16.1 to this Current Report on Form 8-K/A.

         On March 20, 2002, the Company engaged Elliott Davis, LLP as its independent auditors for the fiscal year ending December 31, 2002, to audit the Company's financial statements. During the Company's most recent fiscal year and the subsequent interim period preceding the engagement of Elliott Davis, LLP, the Company did not consult Elliott Davis, LLP on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K/A:

    Exhibit No.        Description
    ----------         -----------

        16.1           Letter of Tourville, Simpson & Caskey, L.L.P. dated
                       March 29, 2002, to the Securities and Exchange Commission

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COASTAL BANKING COMPANY, INC.



                                   By:      /s/ Randolph C. Kohn
                                       ------------------------------------
                                                Randolph C. Kohn
                                         President and Chief Executive Officer

Dated March 29, 2002

                                  Exhibit Index

 Exhibit No.      Description
 -----------      -----------

     16.1         Letter of Tourville, Simpson & Caskey, L.L.P. dated
                  March 29, 2002, to the Securities and Exchange Commission